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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 14, 2008

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-12644 (Commission File Number)	13-3261323 (IRS Employer Identification No.)

31 West 52nd Street, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code:    (212) 826-0100

Not applicable.
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        (a)   On May 14, 2008, Financial Security Assurance Holdings Ltd. (the "Company") issued a press release announcing its first quarter 2008 results and posted the press release to its website, http://www.fsa.com. A copy of the press release is furnished herewith as Exhibit 99.1.

        The May 14, 2008 press release also announced that the Company was posting that date to its website its current Operating Supplement. A copy of the Company's Quarterly Operating Supplement for the quarter ended March 31, 2008 is furnished herewith as Exhibit 99.2.

        On May 14, 2008, the Company also posted to its website a quarterly letter from its Chairman and Chief Executive Officer. A copy of that document, entitled "FSA Quarterly Letter from Robert P. Cochran, Chairman and Chief Executive Officer," is furnished herewith as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

        (c)   Exhibits.

No.	Exhibit
99.1	Financial Security Assurance Holdings Ltd. press release dated May 14, 2008.
99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarter ended March 31, 2008.
99.3	FSA Quarterly Letter dated May 14, 2008 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
Date: May 14, 2008	By:	/s/ BRUCE E. STERN
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

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EXHIBIT INDEX

No.	Exhibit
99.1	Financial Security Assurance Holdings Ltd. press release dated May 14, 2008.
99.2	Financial Security Assurance Holdings Ltd. Quarterly Operating Supplement for the quarter ended March 31, 2008.
99.3	FSA Quarterly Letter dated May 14, 2008 from Robert P. Cochran, Chairman and Chief Executive Officer of Financial Security Assurance Holdings Ltd.

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SIGNATURE
EXHIBIT INDEX